EXHIBIT 99.3
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                    CERTIFICATION PURSUANT TO
                     18 U.S.C SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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The undersigned hereby certifies, in my capacity as an officer of
NSTAR, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:


  (i) the enclosed Quarterly Report of NSTAR on Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


  (ii) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operation of NSTAR.


Dated:  November 13, 2002      By:    /s/ JAMES J. JUDGE
                                      James J. Judge
                                      Senior Vice President, Treasurer
                                        and Chief Financial Officer

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